Other Receivables	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Other Receivables

5.	Other Receivables

Other receivables consisted of the following:

	December 31, 2011	December 31, 2010
Youbang Pharmaceutical	$4,722,000	$-
Deposit for office rent	31,480	-
Shanghai Pengbai Electronic Co., Ltd.	-	2,154,140
Anhui JuNeng Investment Security Co,.Ltd.	-	1,972,100
	$4,753,480	$4,126,240

As of December 31, 2011, loans receivable included the followings:

•	The loan receivable from Shanghai Pengbai Electronic Co., Ltd. (“Pengbai”) is secured by assets of Pengbai, interest free, with original payments due in four equal installments from October 2013 to October 2017 of approximately $63 million in total. As of December 31, 2011, the balance was approximately $3 million and fully reserved .

•	The loan receivable from Anhui JuNeng Investment Security Co,.Ltd. (“Anhui Juneng”) is guaranteed by an unrelated party, bearing interest at 9% and is due on December 31, 2011. The loan from Anhui JuNeng has been received in full by December 31, 2011.

An allowance for loans receivable is recorded when circumstances indicate that collection of all or a portion of a specific balance is unrecoverable. The Company provides for allowances on other accounts receivable on a specific identification basis. Certain other loans receivable amounts are charged off against the allowance after a sufficient period of collection efforts. Subsequent cash recoveries are recognized as other income in the period when they occur. The Company determined that no allowance was necessary as of December 31, 2011 and 2010.